Exhibit 99.1

i-80 Gold Reports New High-Grade Assay Results Reinforcing

Resource Expansion Potential at Granite Creek Underground Project

TORONTO, ON, January 20, 2026 – i-80 GOLD CORP. (TSX:IAU) (NYSE American:IAUX) (“i-80 Gold”, or the “Company”) is pleased to announce assay results from its 2025 drilling campaign at the Granite Creek Underground Project (“Granite Creek Underground” or the “Project”). New assay results from 40 holes continue to demonstrate robust high-grade mineralization throughout the South Pacific Zone (the “SPZ”) confirming expansion of the mineralized envelope and potential for mineral resource expansion to the north and at depth (see Figures 1 and 2 in Appendix).

The Project is i-80 Gold’s first underground gold operation and ramp-up activities continue to advance toward steady-state gold output. The Company is currently mining the top of the southern portion of the SPZ. As of December 31, 2024, Granite Creek Underground hosted a measured and indicated gold mineral resource estimate of 261,000 ounces at 10.5 grams per tonne and an inferred gold mineral resource of 326,000 ounces at 13.0 grams per tonne. Granite Creek Underground is located along the prolific Getchell Trend in northern Nevada, approximately 10 kilometers south of Nevada Gold Mines’ Turquoise Ridge Complex, which currently hosts an estimated 18 million ounces of measured and indicated gold mineral resources and 2.5 million ounces of inferred gold mineral resources (1) (see Figure 3 in Appendix).

A total of 16,000 meters were drilled over 46 holes as part of the 2025 drilling program at Granite Creek Underground, which began in June 2025 and concluded in December 2025. The overall program included an additional six infill holes relative to the original plan to test and confirm continuity of mineralization ahead of the planned feasibility study. The results of seven step-out holes, as part of the overall program, reinforced the Company’s belief in the potential to expand mineralization at SPZ and ultimately extend the Project’s mine life. The most recent assay results are provided in Table 1 below and include the first six holes announced in a press release on September 10, 2025(2) (to view the announcement, click here).

Highlight results from infill holes in 2025 drilling at the SPZ

•	40.4 g/t Au over 13.2 m in hole iGU25-31

•	31.3 g/t Au over 7.8 m in hole iGU25-15

•	15.0 g/t Au over 17.5 m in hole iGU25-24

•	12.8 g/t Au over 19.8 m in hole iGU25-08

“The 2025 infill drilling results at Granite Creek Underground successfully support our geological model, confirming the continuity and high-grade nature of the deposit. The South Pacific Zone remains open to the north and at depth and will continue to be tested through additional drilling in the coming years,” stated Tyler Hill, Vice President Geology. “The drill program was a key step in advancing the upcoming Granite Creek Underground feasibility study. Importantly, these drill results reinforce our view that similar success could be achieved with the planned 2026 drill programs at Archimedes underground and Mineral Point open pit on the Ruby Hill property. This confidence is supported by comparable results from our Cove underground project, which shares a similar structural framework and sedimentary rock-hosted disseminated mineralization present within each of these projects.”

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The 2025 drill program was primarily focused on infill drilling to support the conversion of mineral resources from the inferred mineral resource category to the Indicated category. Seven holes also tested the expansion potential of the SPZ to the north and at depth. Results from the 2025 drill program will be combined with infill drilling data from 2023 and 2024 to produce an updated mineral resource estimate using three years of additional data. This mineral resource estimate will form the basis of the upcoming Granite Creek Underground feasibility study, which is expected to be completed late in the first quarter of 2026, with results to be released in the second quarter of 2026. The current mineral resource estimate in the PEA filed in March 2025 did not include data from drilling conducted in 2023 and 2024. The Company filed results from a preliminary economic assessment on Granite Creek Underground in March 2025 (the “PEA”) outlining an approximate 8-year mine life with an average annual gold production of approximately 60,000 ounces, following production ramp up(3) (to view the announcement, click here).

The Company is currently evaluating the timing of an additional step out and infill drilling campaign for the SPZ in 2026 as part of a multi-year drill program.

Table 1: Summary Assay Results from SPZ Drilling

Drillhole ID	Zone	Type	From (m)	To (m)	Length (m)	Au (g/t)
iGS25-02A(1)(2)	SPZ	Core	616.6	619.5	2.9	33.6
and	SPZ	Core	622.7	625.4	2.7	7.5
and	SPZ	Core	634.1	637.7	3.6	29.7
iGS25-04(1)	SPZ	Core	535.8	537.6	1.7	2.5
iGS25-05	SPZ	Core	523.7	526.2	2.6	10.2
and	SPZ	Core	529.9	541.9	12.0	8.9
iGS25-06	SPZ	Core	514.8	516.5	1.7	4.0
iGS25-07	SPZ	Core	585.1	586.0	0.9	2.7
iGS25-08A(1)	SPZ	Core	563.6	564.3	0.8	5.9
iGS25-09	SPZ	Core	464.5	465.4	0.9	2.2
iGS25-10(1)	SPZ	Core	602.7	605.2	2.4	12.7
iGS25-11(1)	SPZ	Core	617.2	619.3	2.1	15.5
iGS25-13	SPZ	Core	508.3	508.8	0.5	7.3
iGS25-14(1)	SPZ	Core	652.8	654.6	1.7	5.9
iGU25-01(2)	SPZ	Core	116.6	122.2	5.7	20.8
iGU25-02(2)	SPZ	Core	53.1	54.8	1.7	12.4
and	SPZ	Core	95.1	100.1	5.0	12.2
and	SPZ	Core	106.1	109.3	3.3	16.2
iGU25-03(2)	SPZ	Core	52.5	59.7	7.2	7.2
and	SPZ	Core	113.5	117.0	3.4	11.4
iGU25-04(2)	SPZ	Core	63.7	69.2	5.5	10.4
iGU25-05(2)	SPZ	Core	244.8	247.8	3.0	11.4
iGU25-06	SPZ	Core	126.5	129.1	2.6	16.8
and	SPZ	Core	145.5	147.2	1.7	11.4
and	SPZ	Core	153.0	156.7	3.7	8.7
and	SPZ	Core	177.7	182.3	4.6	7.9
iGU25-07	SPZ	Core	180.8	190.8	10.1	15.1
and	SPZ	Core	269.3	273.7	4.4	7.7
and	SPZ	Core	319.4	322.3	2.9	10.3
iGU25-08	SPZ	Core	220.1	239.9	19.8	12.8
and	SPZ	Core	249.0	253.6	4.6	13.3
iGU25-09	SPZ	Core	184.1	195.4	11.3	13.6
iGU25-10	SPZ	Core	205.3	213.4	8.1	18.0
iGU25-11	SPZ	Core	132.0	140.5	8.5	5.6
iGU25-12	SPZ	Core	210.6	215.5	4.9	7.4
and	SPZ	Core	232.0	235.3	3.4	7.0
iGU25-13	SPZ	Core	104.4	107.0	2.6	15.4
iGU25-14	SPZ	Core	196.3	200.6	4.3	28.7
and	SPZ	Core	207.0	210.9	4.0	40.6
iGU25-15	SPZ	Core	223.0	230.7	7.8	31.3
and	SPZ	Core	244.9	252.4	7.5	20.9
iGU25-16	SPZ	Core	143.2	144.6	1.4	11.2

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Drillhole ID	Zone	Type	From (m)	To (m)	Length (m)	Au (g/t)
and	SPZ	Core	164.3	175.6	11.3	19.8
iGU25-17	SPZ	Core	206.4	208.2	1.8	34.4
iGU25-18	SPZ	Core	263.8	266.1	2.3	24.8
iGU25-19	SPZ	Core	214.9	222.5	7.6	28.2
iGU25-20	SPZ	Core	255.6	258.2	2.6	26.2
iGU25-21	SPZ	Core	149.0	153.9	4.9	5.9
iGU25-22	SPZ	Core	163.1	172.7	9.6	11.3
iGU25-23	SPZ	Core	332.2	333.6	1.4	4.2
iGU25-24	SPZ	Core	177.1	194.6	17.5	15.0
iGU25-25	SPZ	Core	176.0	179.2	3.2	10.8
iGU25-26	SPZ	Core	262.1	268.4	6.3	8.3
iGU25-27	SPZ	Core	196.3	199.8	3.5	13.3
and	SPZ	Core	208.2	209.6	1.4	19.0
iGU25-28	SPZ	Core	248.5	252.2	3.7	9.2
iGU25-29	SPZ	Core	212.4	215.9	3.5	32.3
iGU25-30	SPZ	Core	269.3	271.9	2.6	11.9
iGU25-31	SPZ	Core	185.0	198.2	13.2	40.4
iGU25-32	SPZ	Core	253.9	256.6	2.7	6.2
iGU25-33	SPZ	Core	217.9	219.2	1.3	10.0
iGU25-34(1)	SPZ	Core	272.6	277.8	5.2	15.8
and	SPZ	Core	302.2	304.0	1.8	8.9
iGU25-35	SPZ	Core	228.2	230.7	2.5	22.8

Notes to table above:

(1)	Indicates a step-out drill hole. All remaining holes represent infill drilling.
(2)	Previously disclosed in a press release filed on September 10, 2025.

True widths are estimated between approximately 70%-95% of core width.

Table 1a: Collar Coordinates

UTM	Drillhole ID	East m	North m	Elevation m	Azimuth	Dip
Nad 83 UTM Zone 11	iGS25-02A	478736	4554389	1541	309	-75
	iGS25-04	478736	4554389	1550	015	-71
	iGS25-05	478520	4554452	1559	023	-78
	iGS25-06	478598	4554482	1552	357	-81
	iGS25-07	478572	4554414	1550	009	-80
	iGS25-08A	478598	4554482	1552	353	-84
	iGS25-09	478512	4554449	1559	017	-76
	iGS25-10	478572	4554414	1550	022	-79
	iGS25-11	478736	4554389	1541	322	-70
	iGS25-13	478580	4554221	1465	343	-68
	iGS25-14	478736	4554389	1541	308	-73
	iGU25-01	478414	4554275	1258	293	-13
	iGU25-02	478414	4554274	1257	285	-17
	iGU25-03	478414	4554273	1257	277	-24
	iGU25-04	478415	4554274	1257	287	-40
	iGU25-05	478521	4554325	1259	341	-71
	iGU25-06	478415	4554275	1257	305	-49
	iGU25-07	478415	4554275	1257	316	-68
	iGU25-08	478524	4554325	1260	341	-67
	iGU25-09	478415	4554275	1257	335	-73
	iGU25-10	478494	4554323	1260	344	-51
	iGU25-11	478524	4554325	1257	325	-48
	iGU25-12	478494	4554323	1260	353	-57
	iGU25-13	478494	4554323	1257	324	-30
	iGU25-14	478524	4554325	1258	286	-68
	iGU25-15	478494	4554323	1260	356	-65
	iGU25-16	478524	4554325	1258	302	-21
	iGU25-17	478494	4554323	1258	304	-11
	iGU25-18	478494	4554323	1260	001	-41

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UTM	Drillhole ID	East m	North m	Elevation m	Azimuth	Dip
	iGU25-19	478524	4554325	1258	307	-72
	iGU25-20	478494	4554323	1260	009	-64
	iGU25-21	478494	4554323	1258	310	-27
	iGU25-22	478524	4554325	1258	314	-37
	iGU25-23	478494	4554323	1260	011	-53
	iGU25-24	478524	4554325	1258	324	-26
	iGU25-25	478494	4554323	1258	330	-46
	iGU25-26	478524	4554325	1260	014	-69
	iGU25-27	478494	4554323	1258	336	-55
	iGU25-28	478524	4554325	1260	359	-70
	iGU25-29	478494	4554323	1258	341	-26
	iGU25-30	478524	4554325	1260	003	-58
	iGU25-31	478494	4554323	1258	341	-34
	iGU25-32	478415	4554275	1260	015	-59
	iGU25-33	478415	4554275	1258	000	-51
	iGU25-34	478415	4554275	1260	020	-64
	iGU25-35	478415	4554275	1258	351	-23

Technical Disclosure and Qualified Persons

The technical information contained in this press release has been prepared under the supervision of, and has been reviewed and approved by Paul Chawrun P.Eng., Chief Operating Officer, and Tyler Hill CPG., Vice President, Geology, for the Company, each of whom are qualified persons within the meaning of National Instrument 43-101—Standards of Disclosure for Mineral Projects (“NI 43-101”) and Subpart 1300 of Regulation S-K (“S-K 1300”).

All samples were submitted to MSALABS (MSA) of Elko, NV, which is an accredited laboratory, independent of the Company. Samples submitted through MSA are crushed to 80% passing 2 mm and analyzed using CPA-Au1 (Au; 500 gram photon assay). MSA also undertakes their own internal coarse duplicate analysis to ensure proper sample preparation and equipment calibration. i-80 Gold Corp’s QA/QC program includes regular insertion of CRM standards, duplicates, and blanks into the sample stream with a stringent review of all results. Mineral resources do not have demonstrated economic viability and are not mineral reserves.

Endnotes

(1)

Turquoise Ridge Complex measured and indicated mineral gold resource estimate of approximately 18 million ounces (110 Mt at 4.92 g/t Au) and inferred mineral resource estimate of 2.5 million ounces (29 Mt @ 2.6 g/t Au) are as at December 31, 2024 on a 100% basis, based on the mineral reserves and mineral resources table included on pages 36-44 of Barrick Gold’s 2024 Annual Information Form/Form 40-F publicly filed on SEDAR+ at www.sedarplus.ca and on EDGAR at www.sec.gov. No qualified person of the i-80 Gold has independently verified any mineral resource information in respect of the Turquoise Ridge Complex contained in this news release and such information is not necessarily indicative of the mineralization on the property subject to such technical reports.

(2)

The press release titled “i-80 Gold Reports Initial Assay Results from Granite Creek Underground and Provides Infill Drilling Update at High-Grade Cove Project” was filed on September 10, 2025 and is accessible under the Company’s issuer profile on both SEDAR+ at www.sedarplus.ca and EDGAR at www.sec.gov, as well as on the Company’s website at www.i80gold.com.

(3)

The press release titled “i-80 Gold Announces Positive Preliminary Economic Assessment on the Granite Creek Underground Project, Nevada; After-Tax NPV(5%) of $155 Million at US$2,175/oz Au and an After-Tax NPV(5%) of $344 Million at US$2,900/oz Au” announcing results from the PEA was filed on March 5, 2025 followed by the filing of the PEA on March 31, 2025. The PEA was prepared in accordance with NI 43-101 and an Initial Assessment for the Granite Creek Underground (“S-K 1300 Report”) was also prepared in accordance with S-K 1300. All documents are accessible under the Company’s issuer profile on both SEDAR+ at www.sedarplus.ca and EDGAR at www.sec.gov, as well as on the Company’s website at www.i80gold.com.

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About i-80 Gold Corp.

i-80 Gold Corp. is a Nevada-focused mining company committed to building a mid-tier gold producer through a new development plan to advance its high-quality asset portfolio. The Company is the fourth largest gold mineral resource holder in the state with a pipeline of high-grade development and production-stage projects strategically located in Nevada’s most prolific gold-producing trends. Leveraging its central processing facility following an anticipated refurbishment, i-80 Gold is executing a hub-and-spoke regional mining and processing strategy to maximize efficiency and growth. i-80 Gold’s shares are listed on the Toronto Stock Exchange (TSX:IAU) and the NYSE American (NYSE:IAUX). For more information, visit www.i80gold.com.

For further information, please contact:

Leily Omoumi, SVP Corporate Development & Strategy

Caterina De Rosa, Director Investor Relations

1.866.525.6450

info@i80gold.com

www.i80gold.com

Cautionary Statement Regarding Forward Looking Information

Certain information set forth in this press release, including but not limited to management’s assessment of the Company’s future plans and operations, expectations regarding the timing, execution and results of the Company’s drilling programs, outlook on gold output, the anticipated timing of gold output, project development or technical studies, including completion of the anticipated Granite Creek Underground feasibility study and the release of its results, the potential for mineral resource conversion and opportunities for expansion to the north and at depth at the SPZ, and management’s view that similar mineral resource conversion and expansion success could be achieved with the planned 2026 drill program at Archimedes Underground and Mineral Point open pit projects on the Ruby Hill property, and Granite Creek Underground achieving ramp up to a steady state of gold output constitute forward looking statements or forward-looking information within the meaning of applicable securities laws. All statements other than statements of historical fact are forward-looking statements. Often, but not always, forward-looking statements can be identified by the use of words such as “plans”, “expects”, “is expected”, “budget”, “scheduled”, “estimates”, “continues”, “forecasts”, “projects”, “predicts”, “intends”, “anticipates” or “believes”, or variations of, or the negatives of, such words and phrases, or state that certain actions, events or results “may”, “could”, “would”, “should”, “might” or “will” be taken, occur or be achieved. Readers are cautioned that the assumptions used in the preparation of information, although considered reasonable at the time of preparation, may prove to be inaccurate and, as such, reliance should not be placed on forward-looking statements. The Company’s actual results, performance or achievement could differ materially from those expressed in, or implied by, these forward-looking statements and, accordingly, no assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what benefits, if any, that the Company will derive therefrom. By their nature, forward looking statements are subject to numerous risks and uncertainties, some of which are beyond the Company’s control, including general economic and industry conditions, volatility of commodity prices, title risks and uncertainties, uncertainty in geological, metallurgical and geotechnical studies and opinions, and ability to access sufficient capital from internal and external sources such as selling assets, restructuring debt or obtaining additional equity capital on terms that may be onerous or highly dilutive. The Company’s ability to refinance its indebtedness will depend on the capital markets and its financial condition at such time, currency fluctuations, construction and operational risks, licensing and permit requirements, environmental risks, competition from other industry participants, the lack of availability of qualified personnel or management, imprecision of mineral resource, or production estimates.

This release also contains references to estimates of mineral resources. The estimation of mineral resources is inherently uncertain and involves subjective judgments about many relevant factors. Mineral resources that are not mineral reserves do not have demonstrated economic viability. The accuracy of any such estimates is a function of the quantity and quality of available data, and of the assumptions made and judgments used in engineering and geological interpretation (including estimated future production from the Project, the anticipated tonnages and grades that will be mined and the estimated level of recovery that will be realized), which may prove to be unreliable and depend, to a certain extent, upon the analysis of drilling results and statistical inferences that may ultimately prove to be inaccurate. Mineral resource estimates may have to be re-estimated based on: (i) fluctuations in commodities prices; (ii) results of drilling, (iii) metallurgical testing and other studies; (iv) proposed mining operations, including dilution; (v) the evaluation

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of mine plans subsequent to the date of any estimates; and (vi) the possible failure to receive required permits, approvals and licenses or changes to existing mining licenses.

Please see “Risks Factors” in the Form 10-K for the fiscal year ended December 31, 2024 for more information regarding risks pertaining to the Company, which is available on EDGAR at www.sec.gov/edgar and SEDAR+ at www.sedarplus.ca. Readers are encouraged to carefully review these risk factors as well as the Company’s other filings with the U.S. Securities and Exchange Commission and the Canadian Securities Administrators. All forward-looking statements contained in this press release speak only as of the date of this press release or as of the dates specified in such statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise except as required by applicable law.

Additional information relating to i-80 Gold can be found on i-80 Gold’s website at www.i80gold.com, SEDAR+ at www.sedarplus.ca, and on EDGAR at www.sec.gov/edgar. The information included on, or accessible through, the Company’s website is not incorporated by reference into this press release.

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APPENDIX

Figure 1: Plan View of Granite Creek Underground

Figure 2: Long Section of Granite Creek Underground

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Figure 3: Regional Map of i-80 Gold assets in northern Nevada.

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